UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

December 19, 2019

Date of Report (Date of earliest event reported)

THE RUBICON PROJECT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor

Los Angeles, CA 90094

(Address of principal executive offices, including zip code)

(310) 207-0272

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RUBI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On December 19, 2019, The Rubicon Project, Inc., a Delaware corporation (“Rubicon Project”), Madison Merger Corp., a Delaware corporation and direct wholly owned subsidiary of Rubicon Project (“Merger Sub”), and Telaria, Inc., a Delaware corporation (“Telaria”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions, the merger of Merger Sub with and into Telaria (the “Merger”), with Telaria surviving the Merger as a wholly owned subsidiary of Rubicon Project.

Each share of Telaria common stock issued and outstanding as of the effective time of the Merger (the “Effective Time”) (except for shares held by Telaria as treasury stock and shares owned directly or indirectly by Rubicon Project or Merger Sub) will be converted into the right to receive 1.082 (the “Exchange Ratio”) fully paid and nonassessable shares of Rubicon Project common stock (and, if applicable, cash in lieu of fractional shares) (the “Merger Consideration”), less any applicable withholding taxes.

Each Telaria equity award granted under Telaria’s equity compensation plans (other than vested Telaria restricted stock unit awards) outstanding as of the Effective Time will be converted into a corresponding award with respect to Rubicon Project common stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. In addition, each vested Telaria restricted stock unit award outstanding as of the Effective Time will be cancelled and the holder shall be entitled to receive the Merger Consideration in respect of each share underlying such award.

The Merger Agreement, among other matters, addresses certain post-closing governance matters, including, (1) that the executive chairman of Telaria as of the date of the Merger Agreement will be appointed as non-executive Chairman of the Board of Rubicon Project; (2) that the Chief Executive Officer (“CEO”) of Rubicon Project as of immediately prior to the Effective Time will continue to serve as the CEO of Rubicon Project; (3) that the CEO of Telaria as of the date of the Merger Agreement will be appointed to serve as President and Chief Operating Officer of Rubicon Project with certain responsibilities; and (4) the roles of certain other executives and employees of Telaria. In addition, effective as of the Effective time and until the second anniversary of the Effective Time, the board of directors of Rubicon Project will have nine directors, of which four will be current members of the board of directors of Rubicon Project (or successors nominated by such Rubicon Project directors), four will be former members of the board of directors of Telaria (or successors nominated by such former Telaria directors), and the remaining director will be the then serving CEO of Rubicon Project. If the initial non-executive Chairman of the Board of Rubicon Project ceases to serve as such, the non-executive Chairman of the Board of Rubicon Project will then be designated by the board of directors of Rubicon Project (by both a majority of the Rubicon Project designees and a majority of the Telaria designees) from among its members. Effective as of the Effective Time, the bylaws of Rubicon Project will be amended and restated to reflect the foregoing governance arrangements and certain related matters.

The completion of the Merger is subject to customary conditions, including: (1) the adoption of the Merger Agreement by Telaria stockholders and the approval of the issuance of shares of Rubicon Project common stock in connection with the Merger by Rubicon Project stockholders; (2) the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) the receipt of any authorization or consent from a governmental entity required to be obtained with respect to the Merger under certain antitrust laws; (4) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the consummation of the Merger; (5) the approval for listing of the shares of common stock of Rubicon Project forming part of the Merger Consideration on the New York Stock Exchange and the

effectiveness of a registration statement with respect to such common stock; (6) subject to certain exceptions, the accuracy of the representations and warranties of the other party; (7) performance by the other party in all material respects of its obligations under the Merger Agreement; (8) the receipt of an officer’s certificate executed by an executive officer of the other party certifying the party’s accuracy of its representations and warranties and material performance of its obligations; and (9) receipt by each of Telaria and Rubicon Project of an opinion of its respective outside counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement includes customary representations and warranties of Telaria and Rubicon Project and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between execution of the Merger Agreement and the Effective Time, (2) its obligation to call a meeting of its stockholders to adopt the Merger Agreement (in the case of Telaria) or approve the issuance of shares of Rubicon Project common stock in connection with the Merger (in the case of Rubicon Project) and (3) its non-solicitation obligations in connection with alternative acquisition proposals (however, under certain circumstances, a party may change its recommendation to its stockholders in response to a superior proposal or an intervening event if such party’s board of directors determines in good faith that the failure to take such action would be inconsistent with the directors’ fiduciary duties under Delaware law).

The Merger Agreement provides for certain termination rights for both Rubicon Project and Telaria and provides that, in connection with a termination of the Merger Agreement under certain specified circumstances, Telaria will be required to pay Rubicon Project a termination fee of $13.7 million or Rubicon Project will be required to pay Telaria a termination fee of $16 million.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of fraud or a willful breach, and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Voting Agreements

In connection with entering into the Merger Agreement, each of the named executive officers and directors of Telaria, in their respective capacities as stockholders of Telaria, have entered into a voting agreement with Rubicon Project (the “Telaria Voting Agreement”), pursuant to which such individuals have agreed, among other things, to vote their respective shares of Telaria common stock in favor of the adoption of the Merger Agreement and against any alternative proposal.

The foregoing description of the Telaria Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Telaria Voting Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with entering into the Merger Agreement, each of the named executive officers and directors of Rubicon Project, in their respective capacities as stockholders of Rubicon Project, have entered into a voting agreement with Telaria (the “Rubicon Project Voting Agreement”), pursuant to which such individuals have agreed, among other things, to vote their respective shares of Rubicon Project common stock in favor of the approval of the issuance of shares of Rubicon Project common stock pursuant to the Merger Agreement and against any alternative proposal.

The foregoing description of the Rubicon Project Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Rubicon Project Voting Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, each of Michael Barrett, Rubicon Project’s President and CEO; David Day, Rubicon Project’s Chief Financial Officer; and Thomas Kershaw, Rubicon Project’s Chief Technology Officer, is party to an Executive Severance and Vesting Acceleration Agreement (a “Severance Agreement”) that provides for certain severance and equity acceleration benefits in the event any such executive experiences an Involuntary Termination (as defined in the Severance Agreements) in connection with a Sale Transaction (as defined in the Severance Agreements). Notwithstanding that the Merger is not expected to qualify as a Sale Transaction under such agreements, the board of directors of Rubicon Project has approved providing each such executive with the benefits he would be entitled to receive under his Severance Agreement in the event that he were to experience an Involuntary Termination in connection with a Sale Transaction upon, or on or before the date that is 13 months following, the closing of the Merger.

Forward-Looking Statements

This document may contain forward-looking statements, including statements based upon or relating to Rubicon Project’s and Telaria’s expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “anticipate,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning anticipated financial performance, including, without limitation, revenue, advertising spend, non-GAAP loss per share, profitability, net income (loss), Adjusted EBITDA, earnings per share, and cash flow; strategic objectives, including focus on header bidding, mobile, video, Demand Manager, and private marketplace opportunities; investments in Rubicon Project’s or Telaria’s business; development of Rubicon Project’s or Telaria’s technology; introduction of new offerings; the impact of transparency initiatives Rubicon Project or Telaria may undertake; the impact of Rubicon Project’s or Telaria’s traffic shaping technology on their businesses; the effects of cost reduction initiatives; scope and duration of client relationships; the fees Rubicon Project or Telaria may charge in the future; business mix and expansion of Rubicon Project’s or Telaria’s mobile, video and private marketplace offerings; sales growth; client utilization of Rubicon Project’s or Telaria’s offerings; Rubicon Project’s or Telaria’s competitive differentiation; Rubicon Project’s or Telaria’s market share and leadership position in the industry; market conditions, trends, and opportunities; user reach; certain statements regarding future operational performance measures including ad requests, fill rate, paid impressions, average CPM, take rate, and advertising spend; benefits from supply path optimization; anticipated benefits of the Merger, including estimated synergies and cost savings resulting from the Merger; the expected timing of completion of the Merger; estimated costs associated with such transactions; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect Rubicon Project’s and Telaria’s current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: occurrence of any event, change or other circumstances that could give rise to the termination of the Merger agreement or the failure to satisfy the closing conditions; the possibility that the consummation of the proposed transactions is delayed or does not occur, including the failure of the parties’ stockholders to approve the proposed transactions; uncertainty as to whether the parties will be able to complete the Merger on the terms set forth in the Merger Agreement; uncertainty regarding the timing of the receipt of required regulatory approvals for the Merger and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the Merger as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all; the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the Merger Agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the Merger and other transactions contemplated by the Merger Agreement disrupt current plans and operations that may harm the parties’ businesses; the amount of any costs, fees, expenses, impairments and charges related to the Merger; uncertainty as to the effects of the announcement or pendency of the Merger on the market price of the parties’ respective common stock and/or on their respective financial performance; uncertainty as to the long-term value of Rubicon Project’s and Telaria’s common stock; the business, economic and political conditions in the markets in which Rubicon Project and Telaria operate; Rubicon Project’s and Telaria’s ability to continue to grow and to manage their growth effectively; Rubicon Project’s and Telaria’s ability to develop innovative new technologies and remain market leaders; the effect on the advertising market and Rubicon Project’s and Telaria’s businesses from difficult economic conditions or uncertainty; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand; Rubicon Project’s and Telaria’s ability to adapt effectively to shifts in digital advertising; the effects, including loss of market share, of increased competition in Rubicon Project’s and Telaria’s markets and increasing concentration of advertising spending, including mobile spending, in a small number of very large competitors; the effects of consolidation in the ad tech industry; acts of competitors and other third parties that can adversely affect Rubicon Project’s and Telaria’s businesses; Rubicon Project’s and Telaria’s ability to differentiate their offerings and compete effectively in a market trending increasingly toward commodification, transparency, and disintermediation; potential adverse effects of malicious activity such as fraudulent inventory and malware; costs associated with defending intellectual property infringement and other claims; Rubicon Project’s and Telaria’s ability to attract and retain qualified employees and key personnel; and Rubicon Project’s and Telaria’s ability to comply with, and the effect on their businesses of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Rubicon Project’s and Telaria’s most recent reports on Form 10-K, Form 10-Q, Form 8-K and other documents on file with the SEC. These forward-looking statements represent estimates and assumptions only as of the date made. Unless required by federal securities laws, Rubicon Project and Telaria assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this document with the understanding that Rubicon Project’s and Telaria’s actual future results may be materially different from what Rubicon Project and Telaria expect. Rubicon Project and Telaria qualify all of their forward-looking statements by these cautionary statements.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger, Rubicon Project intends to file with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which will include a document that serves as a prospectus of Rubicon Project and a joint proxy statement of Rubicon Project and Telaria (the “joint proxy statement/prospectus”). After the registration statement has been declared effective by the SEC, the joint proxy statement/prospectus will be delivered to stockholders of Rubicon Project and Telaria. SECURITY HOLDERS OF RUBICON PROJECT AND TELARIA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when available) and other documents filed by Rubicon Project and Telaria, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Rubicon Project will be made available free of charge on Rubicon Project’s website at https://rubiconproject.com/ under the link “Investor” and then under the heading “Financials and Filings” and the subheading “SEC Filings.” Copies of documents filed with the SEC by Telaria will be made available free of charge on Telaria’s website at https://telaria.com/ under the link “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

Rubicon Project and Telaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Rubicon Project common stock and Telaria common stock in respect of the proposed transaction. Information about Rubicon Project’s directors and executive officers is set forth in Rubicon Project’s From 10-K for the year ended 2018 and the proxy statement for Rubicon Project’s 2019 Annual Meeting of Stockholders, which were filed with the SEC on February 27, 2019 and April 5, 2019, respectively. Information about Telaria’s directors and executive officers is set forth in

Telaria’s Form 10-K for the year ended 2018 and the proxy statement for Telaria’s 2019 Annual Meeting of Stockholders, which were filed with the SEC on March 19, 2019 and April 24, 2019, respectively. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 19, 2019, by and among The Rubicon Project, Inc., Madison Merger Corp. and Telaria, Inc.*

10.1	Form of Telaria Voting Agreement

10.2	Form of Rubicon Project Voting Agreement

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Rubicon Project agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RUBICON PROJECT, INC.

Date: December 20, 2019	By:	/s/ Jonathan Feldman
Jonathan Feldman
Co-General Counsel and Secretary